UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2004

GEOCOM RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-62482
(Commission File Number)

98-0349734
(IRS Employer Identification No.)

Suite 413 - 114 West Magnolia Street, Bellingham, Washington 98225
(Address of principal executive offices and Zip Code)

360.392.2898
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(99) Miscellaneous

99.1 News Release issued by the Registrant on July 6, 2004.

Item 9. Regulation FD Fair Disclosure.

On July 6, 2004, the Registrant issued a news release announcing the closing of its private placement for a gross proceeds of US$250,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOCOM RESOURCES INC.

/s/ Paul Chung
Paul Chung, Chief Financial Officer

Date: July 6, 2004